UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22584
Guggenheim Equal Weight Enhanced Equity Income Fund
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Amy J. Lee
2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code: (630) 505-3700

Date of fiscal year end:  December 31

Date of reporting period:  January 1, 2013 – December 31, 2013

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Section 19(a) Notices

Guggenheim Equal Weight Enhanced Equity Income Fund (the “Fund”) reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Fund will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

December 31, 2013
Total Cumulative Distribution					% Breakdown of the Total Cumulative
For the Fiscal Year					Distributions for the Fiscal Year
	Net	Net				Net	Net
	Realized	Realized				Realized	Realized
Net	Short-Term	Long-Term		Total per	Net	Short-Term	Long-Term		Total Per
Investment	Capital	Capital	Return of	Common	Investment	Capital	Capital	Return of	Common
Income	Gains	Gains	Capital	Share	Income	Gains	Gains	Capital	Share
$0.0572	$0.0000	$0.6370	$1.0558	$1.7500	3.3%	0.0%	36.4%	60.3%	100.0%

The Fund estimates it has distributed more than its income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Fund is returned to the shareholder. A return of capital distribution does not necessarily reflect a Fund’s investment performance and should not be confused with “yield” or “income.”

Section 19(a) notices for the Fund are available on the Guggenheim Investments website at guggenheiminvestments.com/geq.

Section 19(b) Disclosure

The Fund, acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes a fixed amount per share, $0.437500, on a quarterly basis.

The fixed amounts distributed per share are subject to change at the discretion of the Fund’s Board. Under its Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a quarterly basis, the Fund will distribute capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each quarterly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such actions to be in the best interests of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus and its website, guggenheiminvestments.com/geq for a more complete description of its risks.

This Page Intentionally Left Blank.

GUGGENHEIMINVESTMENTS.COM/GEQ

. . .YOUR LINK TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM EQUAL
WEIGHT ENHANCED EQUITY INCOME FUND

The shareholder report you are reading right now is just the beginning of the story. Online at guggenheiminvestments.com/geq, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Guggenheim Partners Investment Management, LLC, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

December 31, 2013

DEAR SHAREHOLDER

We thank you for your investment in the Guggenheim Equal Weight Enhanced Equity Income Fund (the “Fund”). This report covers the Fund’s performance for the 12-month period ended December 31, 2013.

The Fund’s investment objective is to provide a high level of risk-adjusted total return with an emphasis on current income.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12 months ended December 31, 2013, the Fund provided a total return based on market price of 17.12% and a total return net of fees based on NAV of 20.28%. The closing price of the Fund’s shares as of December 31, 2013, was $18.89, which represented a discount of 10.13% to the NAV of $21.02. The discount widened over 2013, as the closing price of the Fund’s shares as of December 31, 2012, was $17.73, a discount of 7.03% to the NAV of $19.07. Past performance does not guarantee future results. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV. NAV performance data reflects fees and expenses of the Fund.

The Fund paid distributions of $0.4375 in each quarter of 2013. The most recent dividend represents an annualized distribution rate of 9.26% based on the Fund’s last closing market price of $18.89 on December 31, 2013.

Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC serves as the Fund’s Options Strategy Sub-Adviser, responsible for the management of the Fund’s options strategy. Security Investors, LLC serves as the Equity Strategy Sub-Adviser, responsible for managing the underlying equity portfolio. Each of the Adviser and the two Sub-Advisers is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

The Fund seeks to achieve its investment objective primarily through a two-part strategy. Under normal circumstances, the Fund invests substantially all of its managed assets in a portfolio of common stocks included in the S&P 500 Equal Weight™ Index in equal weight. In addition, the Fund utilizes a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility.

In connection with the implementation of its strategy, the Fund currently uses leverage through a credit facility provided by a large multi-national financial institution. As of December 31, 2013, the amount of leverage was approximately 11% of the Fund’s total assets. Although the use of financial leverage by the Fund may create an opportunity for increased return for the common shares, it also results in additional risks and can magnify the effect of any losses. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 30 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost effective means to accumulate additional shares and enjoy the potential benefits of compounding returns over time.

To learn more about the Fund’s performance and investment strategy for the 12-month period ended December 31, 2013, we encourage you to read the Questions & Answers section of the report, which begins on page 6.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/geq.

Sincerely,

Donald C. Cacciapaglia
Chief Executive Officer
Guggenheim Equal Weight Enhanced Equity Income Fund

January 31, 2014

GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 5

QUESTIONS & ANSWERS	December 31, 2013

Guggenheim Equal Weight Enhanced Equity Income Fund (the “Fund”) is managed by a team of seasoned investment professionals. Guggenheim Funds Investment Advisors, LLC (the “Adviser”) is responsible for overall management of the Fund. Guggenheim Partners Investment Management, LLC (“GPIM”) is the Fund’s investment sub-adviser responsible for the management of the Fund’s options strategy (“Options Strategy Sub-Adviser”). The options strategy is managed by a team that includes Farhan Sharaff, Assistant Chief Investment Officer; Jayson Flowers, Senior Managing Director; and Jamal Pesaran, CFA, Portfolio Manager. Security Investors, LLC (“Security Investors”) is the sub-adviser responsible for managing the underlying equity portfolio (“Equity Strategy Sub-Adviser”). The team at Security Investors includes Ryan Harder, CFA, Portfolio Manager, and James R. King, CFA, Portfolio Manager.

The Adviser, the Options Strategy Sub-Adviser and the Equity Strategy Sub-Adviser are all affiliates of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm. In the following interview, the investment team discusses the market environment and the Fund’s performance for the 12-month period ended December 31, 2013.

Please describe the Fund’s investment objective and strategy.

The Fund’s investment objective is to provide a high level of risk-adjusted total return with an emphasis on current income. The Fund seeks to achieve its investment objective primarily through a two-part strategy. Under normal circumstances, the Fund invests substantially all of its managed assets in a portfolio of common stocks included in the S&P 500 Equal Weight™ Index (the “Index”) in equal weight. In addition, the Fund utilizes a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility.

The Index has the same constituents as the S&P 500® Index (“S&P 500”), a capitalization-weighted index comprised of 500 common stocks, chosen by Standard & Poor’s Financial Services LLC on a statistical basis, but each company in the Index is assigned an equal weight rather than a weight based on its relative market capitalization. The Fund’s equity portfolio is rebalanced quarterly so that each stock in the Fund’s portfolio has the same target weighting. While the Fund generally expects to invest in substantially all of the stocks included in the Index, the Fund may also seek to obtain exposure through investments in other investment funds, other securities and/or financial instruments that are intended to correlate with or replicate the characteristics of exposure to stocks included in the Index or the Index generally.

The Fund utilizes a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility. The Fund’s options strategy follows the Options Strategy Sub-Adviser’s proprietary dynamic rules-based methodology, GPIM’s “Portable Volatility Monetization Strategy”SM. The Options Strategy Sub-Adviser expects to implement the Fund’s options strategy by selling (i.e., writing) call options on securities indices, exchange-traded funds (“ETFs”) that track securities indices, baskets of securities and other instruments, which will include securities that are not held by the Fund. As this strategy involves uncovered option writing, it may result in less volatility mitigation than, and may be subject to more risks compared to, option strategies involving writing options on securities held by the Fund. There can be no assurance that the Fund’s use of call options will be successful.

The Fund currently employs leverage through a credit facility provided by a large multi-national financial institution. As of December 31, 2013, the amount of leverage was approximately 11% of the Fund’s total assets. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used.

Please provide an overview of the economic and market environment during the 12 months ended December 31, 2013.

The year 2013 wound down with a series of stronger-than-expected economic data releases. Institute for Supply Management manufacturing data (historically indicative of expansion or contraction) rose to its highest levels in over two years, consumer confidence rebounded following the government shutdown, housing starts surged, and the job market strengthened. Citing improved labor market conditions and a sustainable economic expansion, the Fed announced in December that it would reduce its monthly bond purchases by $10 billion, to $75 billion, starting in January 2014. Yet, at the same time, the Fed lengthened the time frame before which it will raise rates by promising to keep the Fed funds target rate at 0-0.25% at least as long as the unemployment rate remains above 6.5% and perhaps “well past” the time this target is reached. For the first time, the Fed also added a lower-bound target for inflation of 2%–lengthening the expected time frame before rates rise.

Last January, the global economy faced myriad headwinds, choppiness lay ahead, and we expected plenty of volatility in 2013. Nevertheless, we believed at that point that risk assets were the best choice for investors. Now, the headwinds of 2013 have largely dissipated, and the outlook appears benign for risk assets for the first three to six months of 2014, if not longer.

Many pundits may have underestimated the strength in the U.S. economy. Although we will likely see the unwinding of the inventory that built up in the third quarter, fourth quarter economic growth could beat expectations.

6 | GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

QUESTIONS & ANSWERS continued	December 31, 2013

The final three months of 2013 were exceptionally good for U.S. equities, which produced a wealth effect that probably boosted holiday sales.

Market conditions could be even stronger in Europe. Economic data from the euro area’s periphery is improving faster than from the core, where inflation is also rising at a faster pace, giving the peripheral nations a competitive advantage. In Asia, markets have priced for a more negative scenario that now appears less likely. With the U.S. and Europe now out of recession, they are ready to underpin a recovery in export growth in the Asian region. As a synchronous global expansion gets under way, investors will become more comfortable with taking risk, and this should be reflected in asset prices in many regions around the globe.

How did the Fund perform for the 12 months ended December 31, 2013?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12 months ended December 31, 2013, the Fund provided a total return based on market price of 17.12% and a total return net of fees based on NAV of 20.28%. The closing price of the Fund’s shares as of December 31, 2013, was $18.89, which represented a discount of 10.13% to the NAV of $21.02. The discount widened over 2013, as the closing price of the Fund’s shares as of December 31, 2012, was $17.73, a discount of 7.03% to the NAV of $19.07.

Past performance does not guarantee future results. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV. NAV performance data reflects fees and expenses of the Fund.

The Fund paid distributions of $0.4375 in each quarter of 2013. The most recent distribution represents an annualized distribution rate of 9.26% based on the Fund’s last closing market price of $18.89 on December 31, 2013.

The Fund delivered a total return in excess of the Fund’s distribution rate and with risk lower than that of the broad equity market. The Fund’s risk is generally measured by the standard deviation of returns, which was 9.1% for the Fund during the period, compared with 11.16% for the S&P 500. Hence, the Fund delivered attractive returns with less risk than the market risk.

Compared with the Fund’s one-year market price return of 17.12%, the S&P 500 Index returned 32.39% and the S&P 500 Equal Weight Index returned 36.16%, with the benchmark for covered call strategies, the CBOE S&P 500 Buy Write Index delivering 13.26%.

The outperformance of the NAV return versus the market price return shows that the Fund’s discount widened over the course of the year, from 7.03% at the end of 2012 to 10.13% at the end of 2013. The distribution rate of the Fund exceeds the distribution rate of the S&P 500, which currently stands at 2%.

What role did the option strategy play in performance for the period?

As implied volatility levels started the year below historical averages and drifted lower throughout the year, the sale of call options in a rapidly rising market created challenges for the strategy during 2013.

The Fund writes call options on indices rather than individual stocks, which aided performance allowing the equal weight underlying holdings to outperform without constraining exposure. Furthermore, the option team dynamically managed the option portfolio allowing greater upside participation for the Fund as call options were repurchased after drops and higher strike decisions allowed greater upside participation.

A core goal of the option program is to reduce portfolio volatility which was achieved with the strategy risk notably lower than the S&P 500 in 2013.

What were the major contributors to performance?

Leverage was a positive contributor to performance for the period. With a rapidly rising market with few major market drawdowns leverage certainly aided performance in 2013. Our approach to leverage is dynamic, and we tend to reduce leverage in strong up markets (accompanied by low implied volatility) or when the market is near its highs of the period, and add leverage when the market is at period lows where implied volatility levels are attractive. GPIM’s dynamic management of leverage protected the portfolio and lowered the risk of the strategy.

The strong performance of the Index was also a contributor to outperformance for the period. Typically, the outperformance of the Index versus the S&P 500 reflects broader strength across a variety of names rather than focused strength in the largest companies.

Markets featuring gradual moves higher combined with low levels of implied volatility, as experienced during much of 2013, create the biggest challenges for the strategy, which writes call options against long holdings, when compared to a long-only equity allocation. The strategy typically outperforms standard equity allocations when markets are range-bound and where uncertainty is present, causing call option premiums to rise due to the increase in implied volatility.

What drove performance for the equal-weighted Index versus its capitalization-weighted version?

Because an equally-weighted index holds the same dollar amount of each member security, it will tend to underweight larger stocks and overweight smaller stocks when compared to a capitalization-weighted index with the same members. As a result, equally weighted indices tend to outperform during periods when the very largest stocks underperform mid- and small-caps. This period was no exception.

GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 7

QUESTIONS & ANSWERS continued	December 31, 2013

Much of the outperformance of the equally weighted index versus the capitalization index can be attributed to the consumer discretionary sector. As a group, consumer discretionary stocks were the best performers in the Index, and are the most overweighted sector in the equally weighted S&P 500 as compared to the capitalization weighted version of the index. While the performance advantage was well distributed throughout the sector, a few stocks stood out. Netflix, with a gain of 296%, and Best Buy, up 244%, led the sector for the one-year period. While neither gets much weight in the cap weighted S&P 500, the equal weighted version overweights them substantially, allowing the pair to contribute nearly 30 basis points each to performance.

On the other end of the spectrum, some of the biggest detractors from relative performance were the large health care stocks. Compared to the cap-weighted S&P 500, the Equal Weight S&P 500 Index was underweighted in high flyers such as Celgene (up 114%), Gilead Sciences (up 104%) and Bristol-Myers (up 70%). Underweighted positions in these three health care companies collectively hurt the Equal Weight S&P 500's relative performance by over half a percent.

What was the nature of the 2013 distributions?

For the year ended December 31, 2013, approximately 3% of the distributions were characterized as income, 37% were characterized as long-term gains and 60% were characterized as return of capital. A final determination of the tax character of distributions paid by the Fund in 2013 will be reported to shareholders in January 2014 on Form 1099-DIV.

The Fund adopted a managed distribution policy (the “Distribution Policy”) effective with the January 31, 2014 distribution. Under the terms of the Distribution Policy, the Fund will pay a quarterly distribution in a fixed amount until such amount is modified by the Board of Trustees. If sufficient net investment income is not available, the distribution will be supplemented by capital gains and, to the extent necessary, return of capital.

The Fund utilizes a strategy that writes calls against a dynamically levered long underlying exposure. As markets have been pushing higher over the past few quarters, the Fund has seen gains in the underlying holdings, which have not been realized, and at the same time realized some short-term capital losses in the call options, which results from paying more to repurchase call options that were previously sold. But on a total return basis, the Fund has sufficient unrealized gains via appreciation of underlying holdings to more than offset any losses on the call options and cover the distribution. It is expected that a portion of these gains in the underlying holdings could be realized over time.

Index Definitions

Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

The Chicago Board Options Exchange Market Volatility Index is a key measure of market expectations of near-term volatility conveyed by the S&P 500 stock index option prices.

The CBOE S&P 500 BuyWrite Index (BXM) is a benchmark index designed to show the hypothetical performance of a portfolio that purchases all the constituents of the S&P 500 Index and then sells at-the-money (meaning same as purchase price) calls of one-month duration against those positions.

The Standard & Poor’s 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Standard & Poor’s 500 Equal Weight Index has the same constituents as the S&P 500, but each company is assigned a fixed equal weight.

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully.

Please see guggenheiminvestments.com/geq for a detailed discussion about Fund risks and considerations.

8 | GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

FUND SUMMARY (Unaudited)	December 31, 2013

Fund Statistics
Share Price		$18.89
Common Share Net Asset Value		$21.02
Premium/(Discount) to NAV		-10.13%
Net Assets ($000)		$184,336

Total Returns
(Inception 10/27/11)	Market	NAV
Six Month	8.95%	11.14%
One Year	17.12%	20.28%
Since Inception - average annual	6.11%	13.33%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. For the most recent month-end performance figures, please visit guggenheiminvestments.com/geq. The investment return and principal value of an investment will fluctuate with changes in the market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

% of
Portfolio Composition	Net Assets
Common Stocks	115.0%
Short-Term Investments	0.2%
Total Investments	115.2%
Total Value of Options Written	-2.6%
Liabilities in excess of Other Assets	-0.1%
Borrowings	-12.5%
Net Assets	100.0%

Sector Breakdown*	% of Common Stocks
Consumer, Non-cyclical	20.1%
Financial	15.7%
Consumer, Cyclical	13.7%
Industrial	13.1%
Technology	9.2%
Energy	9.0%
Communications	8.1%
Utilities	5.9%
Basic Materials	5.0%
Diversified	0.2%
*Securities are classified by sectors that represent broad groupings of industries.

GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 9

PORTFOLIO OF INVESTMENTS	December 31, 2013

Number
of Shares	Description	Value
	Common Stocks – 115.0%
	Basic Materials – 5.8%
3,772	Air Products & Chemicals, Inc.(a)	$ 421,634
3,821	Airgas, Inc.(a)	427,379
42,716	Alcoa, Inc.(a)	454,071
12,396	Allegheny Technologies, Inc.(a)	441,669
1,802	CF Industries Holdings, Inc.(a)	419,938
17,279	Cliffs Natural Resources, Inc.(a)	452,882
9,784	Dow Chemical Co.(a)	434,410
5,590	Eastman Chemical Co.(a)	451,112
3,961	Ecolab, Inc.(a)	413,013
6,744	EI du Pont de Nemours & Co.(a)	438,158
5,541	FMC Corp.(a)	418,124
11,830	Freeport-McMoRan Copper & Gold, Inc.(a)	446,464
4,796	International Flavors & Fragrances, Inc.(a)	412,360
8,492	International Paper Co.(a)	416,363
5,332	LyondellBasell Industries NV (Netherlands)(a)	428,053
11,553	MeadWestvaco Corp.(a)	426,652
3,670	Monsanto Co.(a)	427,739
9,240	Mosaic Co.(a)	436,775
17,450	Newmont Mining Corp.(a)	401,874
7,875	Nucor Corp.(a)	420,368
2,220	PPG Industries, Inc.(a)	421,045
3,270	Praxair, Inc.(a)	425,198
2,283	Sherwin-Williams Co.(a)	418,931
4,542	Sigma-Aldrich Corp.(a)	426,993
14,875	United States Steel Corp.(a)	438,813
		10,720,018
	Communications – 9.3%
1,058	Amazon.Com, Inc.(a) (b)	421,920
12,000	AT&T, Inc.(a)	421,920
24,923	Cablevision Systems Corp., Class A(a)	446,869
6,953	CBS Corp., Class B(a)	443,184
13,219	CenturyLink, Inc.(a)	421,025
20,070	Cisco Systems, Inc.(a)	450,572
8,289	Comcast Corp., Class A(a)	430,738
24,066	Corning, Inc.(a)	428,856
5,496	Crown Castle International Corp., REIT(a) (b)	403,571
6,098	Directtv(a) (b)	421,311
4,928	Discovery Communications, Inc., Class A(a) (b)	445,590
7,881	eBay, Inc.(a) (b)	432,588
6,475	Expedia, Inc.(a)	451,049
4,987	F5 Networks, Inc.(a) (b)	453,118
7,619	Facebook, Inc., Class A(b)	416,455
91,496	Frontier Communications Corp.(a)	425,456
15,512	Gannett Co., Inc.(a)	458,845
384	Google, Inc., Class A(a) (b)	$ 430,353
658	Graham Holdings Co., Class B(a)	436,465
6,197	Harris Corp.(a)	432,613
24,620	Interpublic Group of Cos., Inc.(a)	435,774
19,654	Juniper Networks, Inc.(a) (b)	443,591
6,246	Motorola Solutions, Inc.(a)	421,605
1,101	NetFlix, Inc.(a) (b)	405,355
23,003	News Corp. Class A, Class A(a) (b)	414,514
8,905	Nielsen Holdings NV (Netherlands)	408,650
5,903	Omnicom Group, Inc.(a)	439,006
347	priceline.com, Inc.(a) (b)	403,353
5,031	Scripps Networks Interactive, Inc., Class A(a)	434,729
18,374	Symantec Corp.(a)	433,259
3,091	Time Warner Cable, Inc.(a)	418,831
6,197	Time Warner, Inc.(a)	432,055
4,993	TripAdvisor, Inc.(a) (b)	413,570
12,336	Twenty-First Century Fox, Inc.(a)	433,980
7,121	VeriSign, Inc.(a) (b)	425,693
8,492	Verizon Communications, Inc.(a)	417,297
5,003	Viacom, Inc., Class B(a)	436,962
5,836	Walt Disney Co.(a)	445,870
51,036	Windstream Holdings, Inc.(a)	407,267
10,225	Yahoo!, Inc.(a) (b)	413,499
		17,157,358
	Consumer, Cyclical – 15.8%
8,123	AutoNation, Inc.(a) (b)	403,632
873	Autozone, Inc.(a) (b)	417,242
5,310	Bed Bath & Beyond, Inc.(a) (b)	426,393
10,028	Best Buy Co., Inc.(a)	399,917
7,552	BorgWarner, Inc.(a)	422,232
7,972	CarMax, Inc.(a) (b)	374,843
11,287	Carnival Corp. (Panama)(a)	453,399
792	Chipotle Mexican Grill, Inc.(a) (b)	421,962
7,331	Cintas Corp.(a)	436,854
7,320	Coach, Inc.(a)	410,872
3,445	Costco Wholesale Corp.(a)	409,989
6,035	CVS Caremark Corp.(a)	431,924
7,869	Darden Restaurants, Inc.(a)	427,838
6,933	Delphi Automotive PLC (Jersey)(a)	416,881
14,320	Delta Air Lines, Inc.	393,370
6,717	Dollar General Corp.(a) (b)	405,169
7,290	Dollar Tree, Inc.(a) (b)	411,302
21,427	DR Horton, Inc.(a) (b)	478,251
6,352	Family Dollar Stores, Inc.(a)	412,689
8,785	Fastenal Co.(a)	417,376

See notes to financial statements.
10 | GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	December 31, 2013

Number
of Shares	Description	Value
	Consumer, Cyclical (continued)
24,486	Ford Motor Co.(a)	$ 377,819
3,341	Fossil Group, Inc.(b)	400,720
8,590	GameStop Corp., Class A(a)	423,143
10,554	Gap, Inc.(a)	412,450
10,146	General Motors Co.	414,667
5,007	Genuine Parts Co.(a)	416,532
17,960	Goodyear Tire & Rubber Co.(a)	428,346
6,018	Harley-Davidson, Inc.(a)	416,686
5,145	Harman International Industries, Inc.(a)	421,118
7,849	Hasbro, Inc.(a)	431,774
5,141	Home Depot, Inc.(a)	423,310
23,320	International Game Technology(a)	423,491
8,125	Johnson Controls, Inc.(a)	416,813
7,511	Kohl’s Corp.(a)	426,249
11,606	Lennar Corp., Class A(a)	459,133
6,642	Limited Brands, Inc.(a)	410,808
8,622	Lowe’s Cos., Inc.(a)	427,220
7,901	Macy’s, Inc.(a)	421,913
8,724	Marriott International, Inc., Class A(a)	430,617
8,954	Mattel, Inc.(a)	426,031
4,302	McDonald’s Corp.(a)	417,423
4,938	Michael Kors Holdings Ltd. (British Virgin Islands)(b)	400,916
2,909	Mohawk Industries, Inc.(b)	433,150
13,207	Newell Rubbermaid, Inc.(a)	428,039
5,318	NIKE, Inc., Class B(a)	418,208
6,760	Nordstrom, Inc.(a)	417,768
3,211	O’Reilly Automotive, Inc.(a) (b)	413,288
7,233	PACCAR, Inc.(a)	427,977
5,614	PetSmart, Inc.(a)	408,419
22,532	Pulte Group, Inc.(a)	458,977
3,148	PVH Corp.(a)	428,191
2,320	Ralph Lauren Corp.(a)	409,642
5,663	Ross Stores, Inc.(a)	424,329
21,805	Southwest Airlines Co.(a)	410,807
26,328	Staples, Inc.(a)	418,352
5,322	Starbucks Corp.(a)	417,192
5,474	Starwood Hotels & Resorts Worldwide, Inc.(a)	434,909
6,514	Target Corp.(a)	412,141
4,548	Tiffany & Co.(a)	421,963
6,642	TJX Cos., Inc.(a)	423,295
11,354	Urban Outfitters, Inc.(a) (b)	421,233
6,932	VF Corp.(a)	432,141
7,125	Walgreen Co.(a)	409,260
5,202	Wal-Mart Stores, Inc.(a)	409,345
2,730	Whirlpool Corp.(a)	$ 428,228
1,615	WW Grainger, Inc.(a)	412,503
5,754	Wyndham Worldwide Corp.(a)	424,012
2,234	Wynn Resorts Ltd.(a)	433,865
5,657	Yum! Brands, Inc.(a)	427,726
		29,004,274
	Consumer, Non-cyclical – 23.1%
11,161	Abbott Laboratories(a)	427,800
7,757	AbbVie, Inc.(a)	409,647
2,541	Actavis PLC (Ireland)(a) (b)	426,888
10,471	Adt Corp.(a)	423,761
6,249	Aetna, Inc.(a)	428,619
3,284	Alexion Pharmaceuticals, Inc.(a) (b)	436,969
4,207	Allergan, Inc.(a)	467,313
1,619	Alliance Data Systems Corp.(b)	425,684
10,950	Altria Group, Inc.(a)	420,371
5,935	AmerisourceBergen Corp.(a)	417,290
3,622	Amgen, Inc.(a)	413,488
10,071	Archer Daniels Midland Co.(a)	437,082
5,275	Automatic Data Processing, Inc.(a)	426,272
8,348	Avery-Dennison Corp.(a)	418,986
24,153	Avon Products, Inc.(a)	415,915
6,130	Baxter International, Inc.(a)	426,341
6,177	Beam, Inc.(a)	420,407
3,853	Becton, Dickinson & Co.(a)	425,718
1,475	Biogen IDEC, Inc.(a) (b)	412,631
35,666	Boston Scientific Corp.(a) (b)	428,705
8,007	Bristol-Myers Squibb Co.(a)	425,572
5,537	Brown-Forman Corp., Class B(a)	418,431
9,969	Campbell Soup Co.(a)	431,458
6,185	Cardinal Health, Inc.(a)	413,220
10,495	CareFusion Corp.(a) (b)	417,911
2,464	Celgene Corp.(a) (b)	416,317
4,879	Cigna Corp.(a)	426,815
4,357	Clorox Co.(a)	404,155
10,355	Coca-Cola Co.(a)	427,765
9,991	Coca-Cola Enterprises, Inc.(a)	440,903
6,350	Colgate-Palmolive Co.(a)	414,084
12,827	ConAgra Foods, Inc.(a)	432,270
5,860	Constellation Brands, Inc., Class A(a) (b)	412,427
6,173	Covidien PLC (Ireland)(a)	420,381
3,041	CR Bard, Inc.(a)	407,312
6,738	DaVita HealthCare Partners, Inc.(a) (b)	426,987
8,492	DENTSPLY International, Inc.(a)	411,692
8,537	Dr Pepper Snapple Group, Inc.(a)	415,923

See notes to financial statements.
GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 11

PORTFOLIO OF INVESTMENTS continued	December 31, 2013

Number
of Shares	Description	Value
	Consumer, Non-cyclical (continued)
6,612	Edwards Lifesciences Corp.(a) (b)	$ 434,804
8,224	Eli Lilly & Co.(a)	419,424
6,085	Equifax, Inc.(a)	420,413
5,592	Estee Lauder Cos., Inc., Class A(a)	421,189
6,098	Express Scripts Holding Co.(a) (b)	428,323
7,325	Forest Laboratories, Inc.(a) (b)	439,719
8,184	General Mills, Inc.(a)	408,463
5,689	Gilead Sciences, Inc.(a) (b)	427,528
14,489	H&R Block, Inc.(a)	420,761
4,284	Hershey Co.(a)	416,533
9,195	Hormel Foods Corp.(a)	415,338
10,186	Hospira, Inc.(a) (b)	420,478
4,066	Humana, Inc.(a)	419,693
1,119	Intuitive Surgical, Inc.(a) (b)	429,786
13,776	Iron Mountain, Inc.(a)	418,102
4,046	JM Smucker Co.(a)	419,247
4,446	Johnson & Johnson(a)	407,209
6,715	Kellogg Co.(a)	410,085
3,910	Kimberly-Clark Corp.(a)	408,439
7,723	Kraft Foods Group, Inc.(a)	416,424
10,176	Kroger Co.(a)	402,257
4,558	Laboratory Corp. of America Holdings(a) (b)	416,464
5,371	Life Technologies Corp.(a) (b)	407,122
8,102	Lorillard, Inc.(a)	410,609
516	MasterCard, Inc., Class A(a)	431,097
6,004	McCormick & Co., Inc.(a)	413,796
5,626	McGraw-Hill Cos., Inc.(a)	439,953
2,582	McKesson Corp.(a)	416,735
4,885	Mead Johnson Nutrition Co.(a)	409,168
7,268	Medtronic, Inc.(a)	417,111
8,397	Merck & Co., Inc.(a)	420,270
7,637	Molson Coors Brewing Co., Class B(a)	428,818
12,000	Mondelez International, Inc.(a)	423,600
6,610	Monster Beverage Corp.(a) (b)	447,959
5,655	Moody’s Corp.(a)	443,748
9,723	Mylan, Inc.(a) (b)	421,978
10,071	Patterson Cos., Inc.(a)	414,925
9,530	Paychex, Inc.(a)	433,901
5,019	PepsiCo, Inc.(a)	416,276
2,675	Perrigo Co. PLC (Ireland)	410,506
13,430	Pfizer, Inc.(a)	411,361
4,765	Philip Morris International, Inc.(a)	415,174
4,932	Procter & Gamble Co.(a)	401,514
14,139	Quanta Services, Inc.(a) (b)	446,227
7,495	Quest Diagnostics, Inc.(a)	$ 401,282
1,507	Regeneron Pharmaceuticals, Inc.(b)	414,787
8,297	Reynolds American, Inc.(a)	414,767
10,331	Robert Half International, Inc.(a)	433,799
12,120	Safeway, Inc.(a)	394,748
7,006	St Jude Medical, Inc.(a)	434,022
5,677	Stryker Corp.(a)	426,570
11,198	Sysco Corp.(a)	404,248
10,071	Tenet Healthcare Corp.(a) (b)	424,191
12,983	Total System Services, Inc.(a)	432,074
12,268	Tyson Foods, Inc., Class A(a)	410,487
5,765	UnitedHealth Group, Inc.(a)	434,105
5,314	Varian Medical Systems, Inc.(a) (b)	412,845
6,232	Vertex Pharmaceuticals, Inc.(b)	463,038
4,629	WellPoint, Inc.(a)	427,673
24,815	Western Union Co.(a)	428,059
7,253	Whole Foods Market, Inc.(a)	419,441
4,489	Zimmer Holdings, Inc.(a)	418,330
12,864	Zoetis, Inc.	420,524
		42,591,027
	Diversified – 0.2%
14,935	Leucadia National Corp.(a)	423,258
	Energy – 10.3%
5,188	Anadarko Petroleum Corp.(a)	411,512
4,714	Apache Corp.(a)	405,121
7,706	Baker Hughes, Inc.(a)	425,834
11,247	Cabot Oil & Gas Corp., Class A(a)	435,934
7,243	Cameron International Corp.(a) (b)	431,176
15,045	Chesapeake Energy Corp.(a)	408,321
3,388	Chevron Corp.(a)	423,195
5,852	ConocoPhillips(a)	413,444
10,926	Consol Energy, Inc.(a)	415,625
25,423	Denbury Resources, Inc.(a) (b)	417,700
6,859	Devon Energy Corp.(a)	424,366
7,229	Diamond Offshore Drilling, Inc.(a)	411,475
7,046	Ensco PLC, Class A (United Kingdom)(a)	402,890
2,555	EOG Resources, Inc.(a)	428,831
4,637	EQT Corp.(a)	416,310
4,261	Exxon Mobil Corp.(a)	431,213
7,879	FMC Technologies, Inc.(a) (b)	411,363
8,224	Halliburton Co.(a)	417,368
5,108	Helmerich & Payne, Inc.(a)	429,481
5,145	Hess Corp.(a)	427,035
12,374	Kinder Morgan, Inc.(a)	445,464
11,348	Marathon Oil Corp.(a)	400,584

See notes to financial statements.
12 | GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	December 31, 2013

Number
of Shares	Description	Value
	Energy (continued)
4,767	Marathon Petroleum Corp.(a)	$ 437,277
6,447	Murphy Oil Corp.(a)	418,281
25,843	Nabors Industries Ltd. (Bermuda)(a)	439,073
5,159	National Oilwell Varco, Inc.(a)	410,295
17,391	Newfield Exploration Co.(a) (b)	428,340
11,115	Noble Corp. PLC (United Kingdom)(a)	416,479
5,915	Noble Energy, Inc.(a)	402,871
4,458	Occidental Petroleum Corp.(a)	423,956
6,926	Oneok, Inc.(a)	430,659
22,067	Peabody Energy Corp.(a)	430,969
5,673	Phillips 66(a)	437,558
2,261	Pioneer Natural Resources Co.(a)	416,182
13,237	QEP Resources, Inc.(a)	405,714
5,098	Range Resources Corp.(a)	429,812
12,076	Rowan Companies PLC (United Kingdom)(a) (b)	427,007
4,704	Schlumberger Ltd. (Curacao)(a)	423,877
10,530	Southwestern Energy Co.(a) (b)	414,145
12,228	Spectra Energy Corp.(a)	435,561
7,215	Tesoro Corp.(a)	422,078
8,425	Transocean Ltd. (Switzerland)	416,364
8,807	Valero Energy Corp.(a)	443,873
11,860	Williams Cos., Inc.(a)	457,440
21,358	WPX Energy, Inc.(a) (b)	435,276
		19,037,329
	Financial – 18.0%
4,093	ACE Ltd. (Switzerland)(a)	423,748
6,159	Aflac, Inc.(a)	411,421
7,692	Allstate Corp.(a)	419,522
4,855	American Express Co.(a)	440,495
8,170	American International Group, Inc.(a)	417,079
5,293	American Tower Corp., REIT(a)	422,487
3,809	Ameriprise Financial, Inc.(a)	438,224
4,978	AON PLC (United Kingdom)(a)	417,604
15,825	Apartment Investment & Management Co., Class A, REIT(a)	410,026
6,323	Assurant, Inc.(a)	419,658
3,406	AvalonBay Communities, Inc.(a)	402,691
26,761	Bank of America Corp.(a) (b)	416,669
12,344	Bank of New York Mellon Corp.(a)	431,299
11,495	BB&T Corp.(a)	428,993
3,561	Berkshire Hathaway, Inc., Class B(a) (b)	422,192
1,365	BlackRock, Inc.(a)	431,982
4,125	Boston Properties, Inc., REIT(a)	414,026
5,683	Capital One Financial Corp.(a)	435,375
16,400	CBRE Group, Inc., Class A(a) (b)	$ 431,320
16,388	Charles Schwab Corp.(a)	426,088
4,369	Chubb Corp.(a)	422,176
7,932	Cincinnati Financial Corp.(a)	415,399
7,970	Citigroup, Inc.(a)	415,317
4,985	CME Group, Inc.(a)	391,123
9,019	Comerica, Inc.(a)	428,763
7,662	Discover Financial Services(a)	428,689
21,923	E*Trade Financial Corp.(a) (b)	430,568
7,782	Equity Residential, REIT(a)	403,652
20,221	Fifth Third Bancorp(a)	425,248
7,520	Franklin Resources, Inc.(a)	434,130
19,914	General Growth Properties, Inc., REIT	399,674
27,155	Genworth Financial, Inc., Class A(a)(b)	421,717
2,413	Goldman Sachs Group, Inc.(a)	427,728
11,600	Hartford Financial Services Group, Inc.(a)	420,268
11,356	HCP, Inc., REIT(a)	412,450
7,536	Health Care REIT, Inc., REIT(a)	403,704
22,481	Host Hotels & Resorts, Inc., REIT(a)	437,032
44,349	Hudson City Bancorp, Inc.(a)	418,211
43,403	Huntington Bancshares, Inc.(a)	418,839
1,841	IntercontinentalExchange Group, Inc.(a)	414,078
11,748	Invesco Ltd. (Bermuda)(a)	427,627
7,233	JPMorgan Chase & Co.(a)	422,986
31,153	KeyCorp(a)	418,073
20,292	Kimco Realty Corp., REIT(a)	400,767
9,817	Legg Mason, Inc.(a)	426,843
7,975	Lincoln National Corp.(a)	411,670
8,726	Loews Corp.(a)	420,942
3,571	M&T Bank Corp.(a)	415,736
6,943	Macerich Co., REIT	408,873
8,598	Marsh & McLennan Cos., Inc.(a)	415,799
7,936	MetLife, Inc.(a)	427,909
13,067	Morgan Stanley(a)	409,781
10,538	NASDAQ OMX Group, Inc.(a)	419,412
7,054	Northern Trust Corp.(a)	436,572
27,921	People’s United Financial, Inc.(a)	422,166
9,140	Plum Creek Timber Co., Inc., REIT(a)	425,101
5,389	PNC Financial Services Group, Inc.(a)	418,079
8,450	Principal Financial Group, Inc.(a)	416,670
15,482	Progressive Corp.(a)	422,194
11,194	ProLogis, Inc., REIT(a)	413,618
4,607	Prudential Financial, Inc.(a)	424,858

See notes to financial statements.
GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 13

PORTFOLIO OF INVESTMENTS continued	December 31, 2013

Number
of Shares	Description	Value
	Financial (continued)
2,716	Public Storage, REIT(a)	$ 408,812
42,627	Regions Financial Corp.(a)	421,581
2,679	Simon Property Group, Inc., REIT(a)	407,637
15,770	SLM Corp.(a)	414,436
5,825	State Street Corp.(a)	427,497
11,610	SunTrust Banks, Inc.(a)	427,364
5,184	T Rowe Price Group, Inc.(a)	434,264
5,356	Torchmark Corp.(a)	418,571
4,696	Travelers Cos., Inc.(a)	425,176
11,980	Unum Group(a)	420,258
10,400	US Bancorp(a)	420,160
7,257	Ventas, Inc., REIT(a)	415,681
1,960	Visa, Inc., Class A(a)	436,453
4,613	Vornado Realty Trust, REIT(a)	409,588
9,291	Wells Fargo & Co.(a)	421,811
13,536	Weyerhaeuser Co., REIT(a)	427,332
13,700	XL Group PLC (Ireland)(a)	436,207
14,269	Zions Bancorporation(a)	427,499
		33,235,668
	Industrial – 15.1%
3,213	3M Co.(a)	450,623
7,365	Agilent Technologies, Inc.(a)	421,204
9,391	Allegion PLC (Ireland)(a) (b)	414,988
8,243	AMETEK, Inc.	434,159
4,771	Amphenol Corp., Class A(a)	425,478
8,139	Ball Corp.(a)	420,461
10,392	Bemis Co.(a)	425,656
3,035	Boeing Co.(a)	414,247
4,721	Caterpillar, Inc.(a)	428,714
7,203	CH Robinson Worldwide, Inc.(a)	420,223
14,734	CSX Corp.(a)	423,897
3,124	Cummins, Inc.(a)	440,390
5,488	Danaher Corp.(a)	423,674
4,660	Deere & Co.(a)	425,598
4,534	Dover Corp.(a)	437,712
5,724	Eaton Corp. PLC (Ireland)(a)	435,711
6,136	Emerson Electric Co.(a)	430,624
9,443	Expeditors International of Washington, Inc.(a)	417,853
2,945	FedEx Corp.(a)	423,403
14,155	FLIR Systems, Inc.(a)	426,066
5,614	Flowserve Corp.(a)	442,552
5,431	Fluor Corp.(a)	436,055
8,722	Garmin Ltd. (Switzerland)(a)	403,131
4,501	General Dynamics Corp.(a)	430,071
15,137	General Electric Co.(a)	$ 424,290
4,690	Honeywell International, Inc.(a)	428,525
5,145	Illinois Tool Works, Inc.(a)	432,592
7,150	Ingersoll-Rand PLC (Ireland)(a)	440,440
21,303	Jabil Circuit, Inc.(a)	371,524
7,158	Jacobs Engineering Group, Inc.(a) (b)	450,882
7,589	Joy Global, Inc.(a)	443,881
3,459	Kansas City Southern	428,328
3,973	L-3 Communications Holdings, Inc.(a)	424,555
13,936	Leggett & Platt, Inc.(a)	431,180
2,923	Lockheed Martin Corp.(a)	434,533
19,089	Masco Corp.(a)	434,657
4,619	Norfolk Southern Corp.(a)	428,782
3,729	Northrop Grumman Corp.(a)	427,381
11,966	Owens-Illinois, Inc.(a) (b)	428,143
4,974	Pall Corp.(a)	424,531
3,414	Parker Hannifin Corp.(a)	439,177
5,803	Pentair Ltd. (Switzerland)(a)	450,719
10,424	PerkinElmer, Inc.(a)	429,782
1,605	Precision Castparts Corp.(a)	432,227
4,700	Raytheon Co.(a)	426,290
11,970	Republic Services, Inc.(a)	397,404
3,676	Rockwell Automation, Inc.(a)	434,356
5,698	Rockwell Collins, Inc.(a)	421,196
3,128	Roper Industries, Inc.(a)	433,791
6,002	Ryder System, Inc.(a)	442,827
12,754	Sealed Air Corp.(a)	434,274
3,914	Snap-On, Inc.(a)	428,661
5,048	Stanley Black & Decker, Inc.(a)	407,323
3,546	Stericycle, Inc.(a) (b)	411,939
7,816	TE Connectivity Ltd. (Switzerland)(a)	430,740
12,912	Textron, Inc.(a)	474,644
4,010	Thermo Fisher Scientific, Inc.(a)	446,513
10,877	Tyco International Ltd. (Switzerland)(a)	446,392
2,527	Union Pacific Corp.(a)	424,536
4,008	United Parcel Service, Inc., Class B(a)	421,161
3,784	United Technologies Corp.(a)	430,619
7,237	Vulcan Materials Co.(a)	430,023
9,313	Waste Management, Inc.(a)	417,874
4,231	Waters Corp.(a) (b)	423,100
12,015	Xylem, Inc.(a)	415,719
		27,858,001

See notes to financial statements.
14 | GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	December 31, 2013

Number
of Shares	Description	Value
	Technology – 10.6%
5,494	Accenture PLC, Class A (Ireland)(a)	$ 451,717
6,673	Adobe Systems, Inc.(a) (b)	399,579
8,884	Akamai Technologies, Inc.(a) (b)	419,147
13,176	Altera Corp.(a)	428,615
8,391	Analog Devices, Inc.(a)	427,354
733	Apple, Inc.(a)	411,294
24,326	Applied Materials, Inc.(a)	430,327
8,509	Autodesk, Inc.(a) (b)	428,258
14,503	Broadcom Corp., Class A(a)	430,014
12,561	CA, Inc.(a)	422,678
7,499	Cerner Corp.(a) (b)	417,994
7,006	Citrix Systems, Inc.(a) (b)	443,130
4,343	Cognizant Technology Solutions Corp., Class A(a) (b)	438,556
7,765	Computer Sciences Corp.(a)	433,908
3,526	Dun & Bradstreet Corp.(a)	432,817
18,283	Electronic Arts, Inc.(a) (b)	419,412
17,436	EMC Corp.(a)	438,515
8,001	Fidelity National Information Services, Inc.(a)	429,494
7,552	First Solar, Inc.(a) (b)	412,641
7,264	Fiserv, Inc.(a) (b)	428,939
15,175	Hewlett-Packard Co.(a)	424,597
16,725	Intel Corp.(a)	434,181
2,350	International Business Machines Corp.(a)	440,790
5,415	Intuit, Inc.(a)	413,273
6,640	KLA-Tencor Corp.(a)	428,014
7,954	Lam Research Corp.(a) (b)	433,095
9,372	Linear Technology Corp.(a)	426,895
51,357	LSI Corp.(a)	565,953
9,782	Microchip Technology, Inc.(a)	437,745
17,602	Micron Technology, Inc.(a) (b)	383,020
11,072	Microsoft Corp.(a)	414,425
10,215	NetApp, Inc.(a)	420,245
27,048	NVIDIA Corp.(a)	433,309
12,226	Oracle Corp.(a)	467,767
18,267	Pitney Bowes, Inc.(a)	425,621
5,598	Qualcomm, Inc.(a)	415,652
8,685	Red Hat, Inc.(a) (b)	486,707
7,946	Salesforce.com, Inc.(a) (b)	438,540
6,130	SanDisk Corp.(a)	432,410
8,125	Seagate Technology PLC (Ireland)(a)	456,299
9,910	Teradata Corp.(a) (b)	450,806
9,685	Texas Instruments, Inc.(a)	$ 425,268
5,139	Western Digital Corp.(a)	431,162
35,855	Xerox Corp.(a)	436,355
9,378	Xilinx, Inc.(a)	430,638
		19,497,156
	Utilities – 6.8%
29,696	AES Corp.(a)	430,889
8,911	AGL Resources, Inc.(a)	420,866
11,600	Ameren Corp.(a)	419,456
8,870	American Electric Power(a)	414,584
17,911	CenterPoint Energy, Inc.(a)	415,177
15,500	CMS Energy Corp.(a)	414,935
7,477	Consolidated Edison, Inc.(a)	413,329
6,390	Dominion Resources, Inc.(a)	413,369
6,215	DTE Energy Co.(a)	412,614
5,958	Duke Energy Corp.(a)	411,162
8,893	Edison International(a)	411,746
6,638	Entergy Corp.(a)	419,986
14,665	Exelon Corp.(a)	401,674
12,811	FirstEnergy Corp.(a)	422,507
7,650	Integrys Energy Group, Inc.(a)	416,237
4,911	NextEra Energy, Inc.(a)	420,480
13,130	NiSource, Inc.(a)	431,714
9,768	Northeast Utilities(a)	414,066
14,535	NRG Energy, Inc.(a)	417,445
21,864	Pepco Holdings, Inc.(a)	418,258
10,050	PG&E Corp.(a)	404,814
7,694	Pinnacle West Capital Corp.(a)	407,166
13,889	PPL Corp.(a)	417,920
12,750	Public Service Enterprise Group, Inc.(a)	408,510
8,728	SCANA Corp.(a)	409,605
4,696	Sempra Energy(a)	421,513
10,126	Southern Co.(a)	416,280
24,167	TECO Energy, Inc.(a)	416,639
10,024	Wisconsin Energy Corp.(a)	414,392
14,645	Xcel Energy, Inc.(a)	409,181
		12,466,514
	Total Common Stocks – 115.0%
	(Cost $170,894,152)	211,990,603

See notes to financial statements.
GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 15

PORTFOLIO OF INVESTMENTS continued	December 31, 2013

Number
of Shares	Description			Value
	Short Term Investments – 0.2%
	Money Market Fund – 0.2%
342,710	Dreyfus Treasury Prime Cash Management Institutional Shares			$ 342,710
	(Cost $342,710)

	Total Investments – 115.2%
	(Cost $171,236,862)			212,333,313
	Liabilities in excess of Other Assets – (0.1%)			(204,367)
	Total Value of Options Written – (2.6%) (Premiums
	received $2,358,267)			(4,792,917)
	Borrowings – (12.5% of Net Assets or 10.8% of Total
	Investments)			(23,000,000)
	Net Assets – 100.0%			$184,336,029

Contracts
(100 shares		Expiration	Exercise
per contract)	Options Written – (2.6%) (b)	Month	Price	Value
	Call Options Written – (2.6%)
993	SPDR S&P MidCap 400 ETF	January 2014	$240.00	$ (551,115)
576	ProShares Ultra QQQ	January 2014	96.00	(263,520)
3,165	Powershares QQQ Trust,
	Series 1	January 2014	87.00	(530,138)
411	Russell 2000 Index	January 2014	1,140.00	(1,284,375)
452	S&P 500 Index	January 2014	1,840.00	(1,084,800)
897	ProShares Ultra S&P 500	January 2014	100.00	(316,193)
626	Energy Select Sector SPDR Fund	January 2014	88.00	(84,510)
2,518	Financial Select Sector
	SPDR Fund	January 2014	21.00	(231,656)
1,559	Technology Select Sector
	SPDR Fund	January 2014	35.00	(137,192)
828	Consumer Discretionary Select
	Sector Fund	January 2014	66.00	(105,156)
1,257	SPDR S&P Retail ETF	January 2014	87.00	(204,262)
	Total Value of Call Options Written – ( 2.6%)
	Premiums received $2,358,267			$ (4,792,917)

NV – Publicly Traded Company
PLC – Public Limited Company
REIT – Real Estate Investment Trust
(a) All or a portion of these securities have been physically segregated in connection with borrowings. As of December 31, 2013, the total amount segregated was $160,991,325.
(b) Non-income producing security.
Securities are classified by sectors that represent broad groupings of industries.

See notes to financial statements.
16 | GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES	December 31, 2013

Assets
Investments, at value (cost $171,236,862)	$212,333,313
Dividends receivable	269,235
Cash	5,478
Other assets	1,251
Total assets	212,609,277
Liabilities
Borrowings	23,000,000
Options written, at value (premiums received of $2,358,267)	4,792,917
Advisory fee payable	167,027
Interest due on borrowings	20,867
Administration fee payable	4,582
Accrued expenses and other liabilities	287,855
Total liabilities	28,273,248
Net Assets	$184,336,029
Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized,
8,770,121 shares issued and outstanding	$87,701
Additional paid-in capital	147,080,685
Accumulated net realized loss on investments and options	(1,494,158)
Net unrealized appreciation on investments and options	38,661,801
Net Assets	$184,336,029
Net Asset Value (based on 8,770,121 common shares outstanding)	$21.02

See notes to financial statements.
GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 17

STATEMENT OF OPERATIONS For the year ended December 31, 2013	December 31, 2013

Investment Income
Dividends (net of foreign withholding taxes of $2,572)	$3,509,467
Less return of capital distributions received	(2,179)
Total income		$3,507,288
Expenses
Advisory fee	2,004,226
Interest expense	298,595
Professional fees	136,770
Custodian fee	135,686
Fund accounting	72,253
Trustees' fees and expenses	71,043
Administrative fee	54,782
Licensing fee	50,136
Printing expense	39,435
NYSE listing fee	25,170
Insurance	20,272
Transfer agent fee	18,062
Miscellaneous	1,317
Total expenses		2,927,747
Net investment income		579,541
Realized and Unrealized Gain (Loss) on Investments and Options
Net realized gain (loss) on:
Investments		36,768,482
Options		(25,870,311)
Net change in unrealized appreciation (depreciation) on:
Investments		23,608,186
Options		(2,618,792)
Net realized and unrealized gain on investments and options		31,887,565
Net Increase in Net Assets Resulting from Operations		$32,467,106

See notes to financial statements.
18 | GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	December 31, 2013

For the Period
	For the	For the	October 27,
	Year Ended	Period Ended	2011** through
December 31,		December 31,	June 30,
2013		2012*	2012
Increase in Net Assets Resulting from Operations
Net investment income	$579,541	$1,062,564	$757,920
Net realized gain (loss) on investments and options	10,898,171	(6,890,949)	2,783,860
Net change in unrealized appreciation on investments and options	20,989,394	11,984,063	5,688,344
Net increase in net assets resulting from operations	32,467,106	6,155,678	9,230,124
Distributions to Shareholders
From and in excess of net investment income	(415,054)	(962,285)	(3,695,304)
Return of capital	(9,308,314)	(6,705,060)	(3,965,531)
Capital gains	(5,624,344)	–	–
Total distributions	(15,347,712)	(7,667,345)	(7,660,835)
Capital Share Transactions
Net proceeds from the issuance of common shares	–	–	167,125,000
Reinvestment of dividends	–	283,929	–
Common share offering costs charged to paid-in capital	–	–	(350,000)
Net increase from capital shares transactions	–	283,929	166,775,000
Total increase (decrease) in net assets	17,119,394	(1,227,738)	168,344,289
Net Assets:
Beginning of period	167,216,635	168,444,373	100,084
End of period (including accumulated net
investment income of $0, $0 and $0, respectively)	$184,336,029	$167,216,635	$168,444,373
* Fiscal year end changed from June 30 to December 31.
** Commencement of investment operations.

See notes to financial statements.
GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 19

STATEMENT OF CASH FLOWS For the year ended December 31, 2013	December 31, 2013

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$32,467,106
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized appreciation on investments	(23,608,186)
Net change in unrealized depreciation on options	2,618,792
Net realized gain on investments	(36,768,482)
Net realized loss on options	25,870,311
Purchase of long-term investments	(306,180,980)
Cost of written options closed	(60,963,429)
Premiums received on call options written	36,089,099
Proceeds from sale of long-term investments	353,712,464
Net proceeds from sale of short-term investments	1,906,983
Increase in dividends receivable	(63,437)
Decrease in receivable for securities sold	406,796
Increase in other assets	(1,251)
Decrease in tax reclaims receivable	1,308
Decrease in investments purchased payable	(406,550)
Decrease in dividends payable	(761,936)
Decrease in advisory fee payable	(5,253)
Decrease in due to custodian	(22,329)
Decrease in administration fee payable	(136)
Decrease in interest due on borrowings	(16,265)
Return of capital distributions received	2,179
Increase in accrued expenses and other liabilities	76,386
Net Cash Provided by Operating and Investing Activities	24,353,190
Cash Flows From Financing Activities:
Proceeds from borrowings	124,500,000
Payments made on borrowings	(133,500,000)
Distributions to shareholders	(15,347,712)
Net Cash Used in Financing Activities	(24,347,712)
Net change in cash	5,478
Cash at Beginning of Period	–
Cash at End of Period	$5,478
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$314,860
Supplemental Disclosure of Non Cash Operating Activity: Options exercised during the period	$1,487,361

See notes to financial statements.
20 | GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS	December 31, 2013

For the Period
	For the	For the		October 27,
	Year Ended	Period Ended		2011** through
Per share operating performance	December 31,	December 31,		June 30,
for a common share outstanding throughout the period	2013	2012*		2012
Net asset value, beginning of period	$19.07	$19.24		$19.10	(a)
Investment operations
Net investment income (b)	0.07	0.12		0.09
Net realized and unrealized gain on investments and options	3.63	0.59		0.97
Total from investment operations	3.70	0.71		1.06
Common shares’ offering expenses charged to paid-in-capital	–	–		(0.04)
Distributions to Shareholders
From and in excess of net investment income	(0.05)	(0.11)		(0.42)
Return of capital	(1.06)	(0.77)		(0.46)
Capital gains	(0.64)	–		–
Total distributions to shareholders	(1.75)	(0.88)		(0.88)
Net asset value, end of period	$21.02	$19.07		$19.24
Market value, end of period	$18.89	$17.73		$18.61
Total investment return (c)
Net asset value	20.28%	3.69%		5.30%
Market value	17.12%	-0.35%		-2.57%
Ratios and supplemental data
Net assets end of period (thousands)	$184,336	$167,217		$168,444
Ratios to Average Net Assets:
Total expenses, excluding interest expense	1.51%	1.54	%(d)	1.59	%(d)
Total expenses, including interest expense	1.68%	1.78	%(d)	1.80	%(d)
Net investment income, including interest expense	0.33%	1.25	%(d)	0.71	%(d)
Portfolio Turnover(e)	154%	54%		31%
Senior Indebtedness:
Total Borrowings outstanding (in thousands)	$23,000	$32,000		$34,000
Asset Coverage per $1,000 of indebtedness(f)	$9,015	$6,226		$5,954

*	Fiscal year end changed from June 30 to December 31.
**	Commencement of investment operations.
(a)	Before deduction of offering expenses charged to capital.
(b)	Based on average shares outstanding.
(c)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported either at net asset value (NAV) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)	Annualized.
(e)	Portfolio turnover is not annualized for periods of less than one year.
(f)	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total borrowings.

See notes to financial statements.
GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 21

NOTES TO FINANCIAL STATEMENTS	December 31, 2013

Note 1 – Organization:

Guggenheim Equal Weight Enhanced Equity Income Fund (the “Fund”) was organized as a Delaware statutory trust on July 11, 2011. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is to provide a high level of risk-adjusted total return with an emphasis on current income. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objective is considered fundamental and may not be changed without shareholder approval.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and ask prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Preferred stocks are valued at their sale price as of the close of the exchange on which they are traded. Preferred stocks for which the last price is not available are valued at the mean between the last available bid and ask prices on that day. Equity index options are valued at the mean between the last available bid and ask prices on the primary exchange on which they are traded. Exchange-traded options are valued at the mean of the best bid and ask prices at the close on those exchanges on which they are traded. The Fund values money market funds at net asset value. Short-term securities with remaining maturities of 60 days or less, at the time of purchase, are valued at amortized cost, which approximated market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. A valuation committee consisting of representatives from investment management, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Fund and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, unchanged valuations, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Board of Trustees.

Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value.” Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund values Level 1 securities using readily available market quotations in active markets. Money market funds are valued at net asset value. The fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Fund values Level 2 equity securities using independent pricing providers who employ models using various observable market inputs. The Fund did not have any Level 2 or Level 3 securities during the year ended December 31, 2013.

Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy at December 31, 2013.

Description
(value in $000s)	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks*	$211,990	$–	$–	$211,990
Money Market Fund*	343	–	–	3,432
Total	$212,333	$–	$–	$212,333
Liabilities:
Call Options Written*	$4,793	$–	$–	$4,793
Total	$4,793	$–	$–	$4,793
* Refer to Portfolio of Investments for breakout by industry.

22 | GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2013

During the year ended December 31, 2013, there were no transfers between levels.

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

(c) Options
The Fund will utilize a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility. The option strategy will include writing (i.e. selling) call options on securities indices, exchange-traded funds that track securities indices, baskets of securities and other instruments, which will include securities that are not held by the Fund.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specific exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If an option is exercised, the premium is added to the cost of the purchase (in the case of a put) or proceeds from the sale of the underlying security (in case of a call) in determining whether there has been a realized gain or loss.

As the seller of an index call option, the Fund receives cash (the premium) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on or before a certain date in the future (the expiration date). The Fund, in effect, agrees to sell the potential appreciation in the value of the relevant index over the exercise price in exchange for the premium. If, at or before expiration, the purchaser exercises the call option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option (the exercise settlement amount). The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

Options on an index differ from options on securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index call option has the right to receive cash (instead of securities) upon exercise of the option in an amount equal to the amount by which the level of the index exceeds the exercise price and (iii) index options reflect price-fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

(d) Distributions
The Fund declares and pays quarterly distributions to shareholders. Any net realized long-term capital gains are distributed annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement between the Fund and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), the Adviser furnishes offices, necessary facilities and equipment, provides personnel, including certain officers required for the Fund’s administrative management and compensates the officers or trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets (net assets plus any assets attributable to financial leverage).

The Fund and the Adviser have entered into a Sub-Advisory Agreement (the “Options Strategy Sub-Advisory Agreement”) with Guggenheim Partners Investment Management, LLC (“GPIM”). GPIM is responsible for the management of the Fund’s options strategy. Under the terms of the Options Strategy Sub-Advisory Agreement, the Adviser pays monthly to GPIM a fee at the annual rate of 0.50% of the Fund’s average daily managed assets.

The Fund and the Adviser have also entered into a Sub-Advisory Agreement (the “Equity Portfolio Sub-Advisory Agreement”) with Security Investors, LLC (“Security Investors”). Security Investors is responsible for the management of the Fund’s portfolio of equity securities. Under the terms of the Equity Portfolio Sub-Advisory Agreement, the Adviser pays monthly to Security Investors a fee at the annual rate of 0.15% of the Fund’s average daily managed assets.

Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser, GPIM or Security Investors. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.

Prior to May 14, 2013, under a separate Fund Administration Agreement (the “Administration Agreement”), the Adviser provided fund administration services to the Fund. Effective May 14, 2013, the Trustees approved Rydex Fund Services, LLC (“RFS”) as the Administrator of the Fund. Both RFS and GFIA are affiliates of Guggenheim Partners, LLC, a

GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 23

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2013

global diversified financial services firm. The Advisor previously received and RFS currently receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For purposes of calculating the fees payable under the foregoing agreements, “average daily managed assets” means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. “Total assets” means all of the Fund’s assets and is not limited to its investment securities. “Accrued liabilities” means all of the Fund’s liabilities other than borrowings for investment purposes.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and acted (through the Fund’s fiscal year end December 31, 2013) as the accounting agent. On May 14, 2013, the Board of Trustees approved RFS to replace BNY as the Fund’s accounting agent effective January 1, 2014. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, RFS is responsible for maintaining the books and records of the Fund’s securities and cash. RFS receives an accounting fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

Managed Assets	Rate
First $200,000,000	0.0300%
Next $300,000,000	0.0150%
Next $500,000,000	0.0100%
Over $1,000,000,000	0.0075%

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

At December 31, 2013, the following reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax treatment of investments in real estate investment trusts and dividend reclasses. Net investment income, net realized gains and net assets were not affected by the changes.

	Undistributed Net	Accumulated Net
Paid In Capital	Investment Income/(Loss)	Realized Gain/(Loss)
$1,028	$(164,487)	$163,459

Information on the components of investments, excluding purchased and written options, and net assets as of December 31, 2013, is as follows:

			Net Tax	Net Tax	Undistributed
Cost of	Gross Tax	Gross Tax	Unrealized	Unrealized	Long-Term
Investments for	Unrealized	Unrealized	Appreciation	Depreciation on	Gains/(Accumulated
Tax Purposes	Appreciation	Depreciation	on Investments	Derivatives	Capital Other Losses)
$171,474,054	$44,048,660	$(3,189,401)	$40,859,259	$(1,187,278)	$(2,504,338)

The difference between book and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, non-real estate investments trust return of capital and REIT return of capital.

Capital losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer capital losses of $2,504,338.

At December 31, 2013, for federal income tax purposes, the Fund anticipates utilizing all $1,984,074 of its capital loss carryforwards.

For the year ended December 31, 2013 and the periods ended December 31, 2012 and June 30, 2012, the tax character of distributions paid to shareholders as reflected in the Statements of Changes in Net Assets, was as follows:

Distributions paid from	December 31, 2013	December 31, 2012	June 30, 2012
Ordinary income	$ 415,054	$ 962,285	$3,695,304
Return of capital	9,308,314	6,705,060	3,965,531
Capital gains	5,624,344	0	0

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:

During the year ended December 31, 2013, the cost of purchases and proceeds from sales of investments, excluding written options with maturities of less than one year and short-term investments were $306,180,980 and $353,712,464, respectively.

24 | GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2013

Note 6 – Derivatives:

The Fund will utilize a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility. As this strategy involves uncovered option writing (i.e. writing options on securities not held in the Fund’s portfolio, on indices or on exchange traded funds comprised of such securities or that track such indices), it may result in less volatility mitigation than, and may be subject to more risks compared to, option strategies involving writing options on securities held by the Fund.

There are various risks associated with the Fund’s call option writing strategy. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. Therefore, as the writer of a covered index call option, the Fund forgoes the opportunity to profit from increases in the index over the strike price of the option. However, the Fund has retained the risk of loss (net of premiums received) should the price of the index decline. Similarly, as the writer of a covered call option on a security or basket of securities held in the Fund’s portfolio, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or securities covering the call option above the sum of the premium and the exercise price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security decline.

There are special risks associated with uncovered option writing, which expose the Fund to potentially significant loss. As the writer of an uncovered call option, the Fund has no risk of loss should the price of the underlying security or index decline, but bears unlimited risk of loss should the price of the underlying security or index increase above the exercise price.

To the extent that the Fund purchases options, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

Transactions in written call option contracts for the year ended December 31, 2013, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of period	11,243	$ 2,849,647
Options written during the period	225,998	36,089,099
Options expired during the period	(6,418)	(745,181)
Options closed during the period	(203,980)	(34,347,937)
Options exercised during the period	(13,561)	(1,487,361)
Options outstanding, end of the period	13,282	$ 2,358,267

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets Liabilities at December 31, 2013.

Statement of Assets and Liabilities Presentation of Fair Values of Derivatives (in $000s):
	Asset Derivatives		Liability Derivatives
	Statement		Statement
	of Assets		of Assets
	and Liabilities		and Liabilities
	Location	Fair Value	Location	Fair Value
Equity risk	–	$–	Options
Written,
			at value	$4,793
Total		$–		$4,793

Summary of Derivatives Information
The following table presents the effect of Derivatives Instruments on the Statement of Operations for the year ended December 31, 2013.

Effect of Derivative Instruments on the Statement of Operations (in $000s):

	Amount of Net	Change in Net
	Realized Loss	Unrealized (Depreciation)
	on Derivatives	on Derivatives
	Options	Options
Equity risk	$(25,870)	$(2,619)
Total	$(25,870)	$(2,619)

Note 7 – Leverage:

Borrowings
On November 3, 2011, the Fund entered into a committed credit facility agreement with an approved counterparty (the “Counterparty”). The Counterparty has agreed to provide secured financing to the Fund up to a maximum of $50,000,000 and the Fund will provide pledged collateral to the Counterparty. Interest on the amount borrowed is based on the 1-month LIBOR plus 0.75%. An unused commitment fee of 0.10% is charged on the difference between 60% of the amount available to borrow under the credit agreement and the actual amount borrowed. At December 31, 2013, there was $23,000,000 outstanding in connection with the Fund’s credit facility. The average daily amount of borrowings on the credit facility during the year ended December 31, 2013, was $25,993,151 with a related average interest rate of 0.94%. The maximum amount outstanding during the year ended December 31, 2013 was $42,000,000. As of December 31, 2013, the market value of the securities segregated as collateral is $160,991,325.

The credit facility agreement includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which BNY has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its share are listed, and maintain its classification as a “closed-end fund company” as defined in the 1940 Act.

GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 25

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2013

Note 8 – Capital:

Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 8,770,121 issued and outstanding.

Transactions in common shares were as follows:

	Year ended	Period ended
	December 31, 2013	December 31, 2012
Beginning Shares	8,770,121	8,755,240
Shares issued through dividend reinvestment	–	14,881
Ending Shares	8,770,121	8,770,121

At December 31, 2013, Guggenheim Funds Distributors, LLC, an affiliate of the Adviser, owned 5,870 shares of the Fund.

Note 9 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund believes the risk of loss is remote.

Note 10 – Subsequent Event:

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements, except as noted below.

On January 2, 2014, the Fund declared a quarterly dividend in the amount of $0.4375 per share. The dividend was payable on January 31, 2014 to shareholders of records on January 15, 2014.

The Fund adopted a managed distribution policy (the “Distribution Policy”) effective with the January 31, 2014 distribution. Under the terms of the Distribution Policy, the Fund will pay a quarterly distribution in a fixed amount until such amount is modified by the Board of Trustees. If sufficient net investment income is not available, the distribution will be supplemented by capital gains and, to the extent necessary, return of capital.

26 | GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	December 31, 2013

The Board of Trustees and Shareholders of
Guggenheim Equal Weight Enhanced Equity Income Fund

We have audited the accompanying statement of assets and liabilities of Guggenheim Equal Weight Enhanced Equity Income Fund (the Fund), including the portfolio of investments, as of December 31, 2013, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Guggenheim Equal Weight Enhanced Equity Income Fund at December 31, 2013, the results of its operations and its cash flows for the year then ended and the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 25, 2014

GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 27

SUPPLEMENTAL INFORMATION (Unaudited)	December 31, 2013

Federal Income Tax Information
Qualified dividend income of as much as $3,227,765 was received by the Fund through December 31, 2013. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Relief Reconciliation Act of 2003.

For corporate shareholders, $3,089,038 of investment income qualifies for the dividends-received deduction.

With respect to the taxable year ended December 31, 2013, the Fund hereby designates as capital gain dividends the amount of $5,624,344.

In January 2014, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2013.

Trustees
The Trustees of the Guggenheim Equal Weight Enhanced Equity Income Fund and their principal occupations during the past five years:

Name, Address*, Year			Number of
of Birth and	Term of Office**		Portfolios in the
Position(s) Held	and Length	Principal Occupations during the Past Five Years and	Fund Complex***	Other Directorships
with Registrant	of Time Served	Other Affiliations	Overseen by Trustee	Held by Trustee
Independent Trustees:
Randall C. Barnes	Since 2011	Private Investor (2001-present). Formerly, Senior Vice President & Treasurer,	50	None.
Year of Birth: 1951		PepsiCo., Inc. (1993-1997), President, Pizza Hut International (1991-1993)
Trustee		and Senior Vice President, Strategic Planning and New Business
Development of PepsiCo, Inc. (1987-1990).
Roman Friedrich III	Since 2011	Founder and President of Roman Friedrich & Company, a U.S. and Canadian-	46	Director of Mercator Minerals Ltd.
Year of Birth: 1946		based business, which provides investment banking to the mining industry		(September 2013-present), First
Trustee		(1998-present). Formerly, Senior Managing Director of MLV & Co., LLC, an		Americas Gold Corp. (2012-present)
		investment bank and institutional broker-dealer specializing in capital		and Zincore Metals, Inc. (2009-
		intensive industries such as energy, metals and mining (2010-2011).		present). Previously, Director of
Blue Sky Uranium Corp. (formerly,
Windstorm Resources, Inc.) (2011-
2012); Axiom Gold and Silver Corp.
(2011-2012); Stratagold Corp. (2003-
2009); Gateway Gold Corp. (2004-
2008) and GFM Resources Ltd.
(2005-2010).
Robert B. Karn III	Since 2011	Consultant (1998-present). Formerly, Arthur Andersen (1965-1997) and	46	Director of Peabody Energy
Year of Birth: 1942		Managing Partner, Financial and Economic Consulting, St. Louis		Company (2003 – present) and GP
Trustee		office (1987-1997).		Natural Resource Partners LLC
(2002 – present).
Ronald A. Nyberg	Since 2011	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law,	52	None.
Year of Birth: 1953		estate planning and business transactions (2000-present). Formerly, Executive
Trustee		Vice President, General Counsel and Corporate Secretary of Van Kampen
Investments (1982-1999).
Ronald E. Toupin, Jr.	Since 2011	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and	49	Previously, Trustee, Bennett Group
Year of Birth: 1958		Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President		of Funds (2011-September 2013).
Trustee		of Nuveen Investment Advisory Corp. (1992-1999), Vice President and
Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice
President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-
1999), each of John Nuveen & Co., Inc. (1982-1999).

28 | GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	December 31, 2013

Name, Address*, Year			Number of
of Birth and	Term of Office**		Portfolios in the
Position(s) Held	and Length	Principal Occupations during the Past Five Years and	Fund Complex***	Other Directorships
with Registrant	of Time Served	Other Affiliations	Overseen by Trustee	Held by Trustee
Interested Trustee:
Donald C. Cacciapaglia†	Since 2012	Senior Managing Director of Guggenheim Investments (2010-present),	211	Trustee, Rydex Dynamic Funds,
Year of Birth: 1951		Chief Executive Officer of Guggenheim Funds Services, LLC (2012-present);		Rydex ETF Trust, Rydex Series Funds
Trustee, Chief		Chief Executive Officer (2012-present) and President (2010-present),		and Rydex Variable Trust (2012-
Executive Officer		Guggenheim Funds Distributors, LLC and Guggenheim Funds Investment		present); Independent Board
		Advisors, LLC; Chief Executive Officer of certain funds in the Fund Complex		Member, Equitrust Life Insurance
		(2012-present); President and Director of SBL Fund, Security Equity Fund,		Company, Guggenheim Life and
		Security Income Fund, Security Large Cap Value Fund and Security Mid		Annuity Company, and Paragon Life
		Cap Growth Fund (2012-present); President, CEO and Trustee of Rydex		Insurance Company of Indiana
		Dynamic Funds, Rydex ETF Trust, Rydex Series Funds and Rydex Variable		(2011-present).
Trust (2012-present); Formerly, Chairman and CEO of Channel Capital
Group Inc. and Channel Capital Group LLC (2002-2010).

*	Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532
**	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
-Messrs. Barnes and Cacciapaglia are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ending
December 31, 2014.
-Messrs. Friedrich and Nyberg are Class II Trustees. Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ending
December 31, 2015.
-Messrs. Karn and Toupin are Class III Trustees. Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ending
December 31, 2016.
*** As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investments Advisors, LLC or
Guggenheim Funds Distributors, Inc. and/or its affiliates. The Guggenheim Investments Fund Complex is overseen by multiple Boards of Trustees.
†	Mr. Donald C. Cacciapaglia is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of his position as the President and CEO of the Adviser.

Principal Executive Officers
The Principal Executive Officers of the Guggenheim Equal Weight Enhanced Equity Income Fund who are not trustees, and their principal occupations during the past five years:

Name, Address*,	Term of
Year of Birth	Office** and
and Position(s)	Length of	Principal Occupations During the Past Five Years and
Held with Registrant	Time Served	Other Affiliations
Amy J. Lee	Since 2013	Managing Director, Guggenheim Investments (2012-present); Senior Vice President & Secretary, Security Investors, LLC
Year of Birth: 1961		(2010-present); Secretary & Chief Compliance Officer, Security Distributors, Inc. (1987-2012); Vice President, Associate
Chief Legal Officer		General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (1987-
2012); Vice President & Secretary, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust
(2008-present). Officer of certain funds in the Fund Complex (2012–present).
John L. Sullivan	Since 2011	Senior Managing Director-Fund Administration Guggenheim Investments (2010-present). Chief Financial Officer, Chief
Year of Birth: 1955		Accounting Officer and Treasurer of certain funds in the Fund Complex. Formerly, Chief Compliance Officer, Van Kampen
Chief Financial Officer,		Funds (2004–2010). Head of Fund Accounting, Morgan Stanley Investment Management (2002-2004). Chief Financial
Chief Accounting Officer		Officer, Treasurer, Van Kampen Funds (1996-2004).
and Treasurer
Joanna M. Catalucci	Since 2012	Managing Director of Compliance and Fund Board Relations, Guggenheim Investments (2012-present). Formerly, Chief
Year of Birth: 1966		Compliance Officer & Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund
Chief Compliance Officer		& Security Mid Cap Growth Fund; Vice President, Rydex Holdings, LLC; Vice President, Security Benefit Asset
Management Holdings, LLC; and Senior Vice President & Chief Compliance Officer, Security Investors, LLC (2010-2012);
Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and
Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Chief Compliance Officer and Senior Vice President (2010-2011);
Rydex Capital Partners I, LLC & Rydex Capital Partners II, LLC, Chief Compliance Officer (2006-2007); and Rydex Fund
Services, LLC (f/k/a Rydex Fund Services, Inc.), Vice President (2001-2006). Chief Compliance Officer of certain funds in the Fund Complex.
Mark E. Mathiasen	Since 2011	Director; Associate General Counsel of Guggenheim Funds Services, LLC (2007-present). Secretary of certain funds in
Year of Birth: 1978		the Fund Complex.
Secretary
*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 29

DIVIDEND REINVESTMENT PLAN (Unaudited)	December 31, 2013

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by Computershare Shareowner Services LLC (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowners Services, LLC, P.O. Box 30170, College Station, TX 77842-3170; Attention: Shareholder Services Department, Phone Number: (866) 488-3559.

30 | GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

FUND INFORMATION	December 31, 2013

Board of Trustees	Executive Officers	Investment Adviser
Randall C. Barnes	Donald C. Cacciapaglia	Guggenheim Funds Investment
	Chief Executive Officer	Advisors, LLC
Donald C. Cacciapaglia*		Lisle, Illinois
Amy J. Lee
Roman Friedrich III	Chief Legal Officer	Options Strategy Investment
Sub-Adviser
Robert B. Karn III	John L. Sullivan	Guggenheim Partners
	Chief Financial Officer, Chief	Investment Management, LLC
Ronald A. Nyberg	Accounting Officer, and Treasurer	Santa Monica, California

Ronald E. Toupin, Jr.,	Joanna M. Catalucci	Equity Strategy Investment
Chairperson	Chief Compliance Officer	Sub-Adviser
Security Investors, LLC
* Trustee is an “interested person”	Mark E. Mathiasen	New York, New York
(as defined in section 2(a)(19)	Secretary
of the 1940 Act) (“Interested		Administrator and Accounting Agent
Trustee”) of the Trust because		Rydex Fund Services, LLC
of his position as the President		Rockville, Maryland
and CEO of the Adviser.
Custodian
The Bank of New York Mellon
New York, New York

Legal Counsel
Skadden, Arps, Slate, Meagher &
Flom LLP
New York, New York

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, Illinois

Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Equal Weight Enhanced Equity Income Fund?
• If your shares are held in a Brokerage Account, contact your Broker.
• If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Shareowner Services LLC, P.O. Box 30170, College Station, TX 77842-3170; (866) 488-3559.

This report is sent to shareholders of Guggenheim Equal Weight Enhanced Equity Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866)274-2227.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866)274-2227, by visiting the Fund’s website at guggenheiminvestments.com/geq or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/geq. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice to Shareholders
Notice is hereby give in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market.

GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 31

ABOUT THE FUND MANAGER

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Security Investors, LLC
Security Investors, LLC (“SI”) is a registered investment adviser. For more than 20 years, SI has been dedicated to helping investors and financial professionals navigate diverse market conditions with confidence. With approximately $20 billion in assets, SI offers institutional investors and financial intermediaries a range of four investment competencies for building well-diversified portfolios; Alternative Assets and Strategies; Fundamental Active Alpha Strategies (Equity and Fixed-Income); Target Beta Strategies; and Exchange Traded products (ETFs).

Guggenheim Funds Distributors, LLC
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC (02/14)	NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE	CEF-GEQ-AR-1213

Item 2.  Code of Ethics.

(a)           The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d)           The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)           Not applicable.

(f)           (1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).

(2) Not applicable.

(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Robert B. Karn III.  Mr. Karn is an “independent” Trustee as defined in this Item 3 of Form N-CSR.  Mr. Karn qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner in a public accounting firm, which included an understanding of generally accepted accounting principles (“GAAP”) in connection with the accounting for estimates, accruals and reserves and also the review, audit and evaluation of financial statements using GAAP.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit

Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $26,850 and $28,900 for the fiscal years ending December 31, 2013 and December 31, 2012, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item, were $0 and $0 for the for the fiscal years ending December 31, 2013 and December 31, 2012, respectively.

The registrant’s principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $9,450 and $3,000 for the fiscal years ending December 31, 2013 and December 31, 2012, respectively.

The registrant’s principal accountant did not bill fees for tax services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 for the fiscal years ending December 31, 2013 and December 31, 2012, respectively.

The registrant’s principal accountant did not bill fees for services not included in Items 4(a), 4(b) or 4(c) above that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

 (e)  Audit Committee Pre-Approval Policies and Procedures.

(1) The registrant’s Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections IV.C.2 and IV.C.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

Section IV.C.2: Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include the following:

Audit Services
•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services
•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services
•	Tax compliance services related to the filing of amendments:
o	Federal, state and local income tax compliance
o	Sales and use tax compliance
•	Timely RIC qualification reviews
•	Tax distribution analysis and planning
•	Tax authority examination services
•	Tax appeals support services
•	Accounting methods studies
•	Fund merger support services

•	Tax compliance, planning and advice services and related projects

(b)	The Audit Committee has pre-approved those services, which fall into one of the categories of services listed under 2(a) above and for which the estimated fees are less than $25,000.

(c)	For services with estimated fees of $25,000 or more, but less than $50,000, the Chairman is hereby authorized to pre-approve such services on behalf of the Audit Committee.

(d)	For services with estimated fees of $50,000 or more, such services require pre-approval by the Audit Committee.

(e)
The independent auditors or the Chief Accounting Officer of the Trust (or an officer of the Trust who reports to the Chief Accounting Officer) shall report to the Audit Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Audit Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Audit Committee (including the particular category listed above under which pre-approval was obtained).

Section IV.C.3: Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Audit Committee.

(2) None of the services described in each of Items 4(b) through 4(d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The registrant’s principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(f)  Not applicable.

(g)  The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $9,450 and $3,000 for the fiscal years ending December 31, 2013, and December 31, 2012, respectively.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a) The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee of the registrant is composed of: Randall C. Barnes; Ronald A. Nyberg; Ronald E. Toupin, Jr.; Robert B. Karn III; and Roman Friedrich III.

(b) Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to the registrant’s Options Strategy Sub-Adviser, Guggenheim Partners Investment Management, LLC (“GPIM”), formerly known as Guggenheim Partners Asset Management, LLC.  GPIM’s proxy voting policies and procedures are included as  Exhibit (c) hereto.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) GPIM serves as the Options Strategy Sub-Adviser for the registrant and is responsible for the day-to-day management of the registrant’s options portfolio.  The Fund’s options strategy follows the Options Strategy Sub-Adviser’s proprietary dynamic rules-based methodology, GPIM’s “Portable Volatility Monetization Strategy”SM.

The following individuals at GPIM share primary responsibility for the management of the registrant’s portfolio and is provided as of December 31, 2013:

Name	Since	Professional Experience During the Last Five Years
Farhan Sharaff	2011	Guggenheim Partners Investment Management, LLC: Senior Managing Director – 7/10–Present.
Jayson Flowers	2011	Guggenheim Partners Investment Management, LLC.: Senior Managing Director, 12/05 – Present; Guggenheim Partners, LLC: Managing Director -2001–2005
Jamal Pesaran	2011	Guggenheim Partners Investment Management, LLC: Managing Director, Portfolio Manager– 2008 –Present.

Security Investors, LLC (“Security Investors”) serves as the Equity Strategy Sub-Adviser for the registrant and is responsible for the day-to-day management of the registrant’s equity portfolio.  The Fund’s equity strategy provides that the registrant will invest in a portfolio of common stocks included in the S&P 500 Index in equal weight.

The following individuals at Security Investors share primary responsibility for the management of the registrant’s equity portfolio and is provided as of December 31, 2013:

Name	Since	Professional Experience During the Last Five Years
Ryan Harder	2011	Security Investors, LLC: Senior Portfolio Manager, 2004-present.
James R. King	2011	Security Investors, LLC: Portfolio Manager, 1996-present. With the exception of the period from March 15, 2008 to January 18, 2011, Mr. King has been associated with the Advisor since 1996.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the GPIM portfolio managers as of December 31, 2013:

Farhan Sharaff:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	1	$3,015,879,411	0	$-0-
Other pooled investment vehicles	6	$135,665,623	1	$11,767,473
Other accounts	3	$379,414,730	0	$-0-

Jayson Flowers:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	17	$2,864,063,971	0	$-0-
Other pooled investment vehicles	6	$300,670,279	1	$10,998,479
Other accounts	1	$3,497,242	0	$-0-

Jamal Pesaran:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	7	$1,127,768,661	0	$-0-
Other pooled investment vehicles	2	$52,287,049	0	$-0-
Other accounts	1	$3,497,242	0	$-0-

The following tables summarize information regarding each of the other accounts managed by the Security Investors portfolio managers as of December 31, 2013:

Ryan Harder:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	132	$18,571,153,540	0	$-0-
Other pooled investment vehicles	0	$-0-	0	$-0-
Other accounts	0	$-0-	0	$-0-

James R. King:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	21	$11,037,046,243	0	$-0-
Other pooled investment vehicles	0	$-0-	0	$-0-
Other accounts	0	$-0-	0	$-0-

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

     --The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Sub-Advisers seek to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the registrant.

    --If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of the opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Sub-Advisers have adopted procedures for allocating portfolio transactions across multiple accounts. In such situations the Sub-Advisers will, consistent with their fiduciary obligations under the Advisers Act, endeavor to achieve a fair and equitable allocation of limited investment opportunities among all funds and accounts by employing methods such as a rotation strategy, under which limited investment opportunities are allocated to funds on an alternating basis.

     --The Sub-Advisers determine which broker(s) to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Sub-Advisers act as adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Sub-Advisers may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security for the execution of the transaction, or both, to the possible detriment of the registrant or other account(s) involved.

     --The Sub-Advisers have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

GPIM compensates Messrs. Farhan, Flowers, and Pesaran for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.     --GPIM’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various GPIM investments.  All GPIM employees are also eligible to participate in a 401(k) plan to which GPIM may make a discretionary match after the completion of each plan year.

Security Investors compensates Messrs. Harder and King for their management of the registrant. The portfolio managers’ compensation consists of an annual salary and the potential for two discretionary awards through a short-term and long-term incentive plan.

•
The Short-Term Incentive award is designed to create an annual pool funded through the retention of a percentage of revenue on those assets managed by the investment team. Senior management then determines individual allocations based primarily on contribution to investment performance as well as a number of more subjective factors, including enhancements to existing products, creation of new products and concepts, support of sales, marketing and client service, and contributions to the advancement of the organization as a whole.

•
Certain senior portfolio managers are also incented through a Long-Term Plan which is designed to reward the portfolio managers on the growth of the business as a whole. This pool funds over a three-year time frame based upon the operating income growth of the business. Units, which represent the percentage of the pool, are allocated over time to individuals based upon the portfolio managers’ contributions to Security Investors’ success as determined by management.

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each GPIM portfolio manager as of December 31, 2013:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Farhan Sharaff Jayson Flowers Jamal Pesaran	$-0- $-0- $100,000 to $150,000

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each Security Investors portfolio manager as of December 31, 2013:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Ryan Harder James R. King	$-0- $-0-
Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3)  Not applicable.

(b)       Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)       Guggenheim Partners Investment Management, LLC Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Equal Weight Enhanced Equity Income Fund

By:      /s/ Donald C. Cacciapaglia

Name: Donald C. Cacciapaglia

Title:   Chief Executive Officer

Date:   March 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Donald C. Cacciapaglia

Name: Donald C. Cacciapaglia

Title:   Chief Executive Officer

Date:   March 7, 2014

By:      /s/ John L. Sullivan

Name: John L. Sullivan

Title:   Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:   March 7, 2014